Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of of Altra Industrial Motion, Inc. (“the Company”) for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christian Storch, the Chief Financial Officier of Altra Industrial Motion, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 28, 2008

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Altra Industrial Motion, Inc. and will be retained by Altra Industrial Motion, Inc. and furnished to the Securities and Exchange Commission or its staff upon request